Note 6 - Deferred Charges, Net	12 Months Ended
Dec. 31, 2025
Notes To Financial Statements [Abstract]
Deferred Charges [Text Block]

6. Deferred Charges, net:

Deferred charges, net include the unamortized dry-docking and special survey costs. The amounts in the accompanying consolidated balance sheets are as follows:

Balance, January 1, 2024	$-
Additions	-
Amortization	-
Balance, December 31, 2024	$-
Additions	25,764
Amortization	(5,206)
Write-off and other movements	(2,201)
Balance, December 31 2025	$18,357

During the year ended December 31, 2025, two vessels underwent and completed their dry-docking and special surveys and one vessel was in the process of completing her dry-docking and special survey. The amortization of the dry-docking and special survey costs is separately reflected in the accompanying consolidated statements of operations.